                                                                    EXHIBIT 99.1

[REDWOOD TRUST LOGO]

REDWOOD TRUST

                                                                        CONTACT:
                                                         Doug Hansen/George Bull
FOR IMMEDIATE RELEASE                                         Redwood Trust, Inc
Thursday, May 1, 2003                                             (415) 389-7373

               REDWOOD TRUST'S EARNINGS RISE IN FIRST QUARTER 2003
 GAAP EARNINGS OF $0.88 PER SHARE, UP 10%; CORE EARNINGS OF $0.88 PER SHARE, UP
                                       14%

MILL VALLEY, CA MAY 1, 2003 Redwood Trust, Inc. (NYSE: RWT), an investor in real estate loans, today reported GAAP earnings of $0.88 per share for the first quarter of 2003, an increase of 10% from the first quarter 2002 GAAP earnings per share of $0.80.

Core earnings, which exclude realized and unrealized gains and losses in the market value of assets, were $0.88 per share in the first quarter of 2003, a 14% increase from first quarter 2002 core earnings of $0.77 per share and a 10% increase from fourth quarter core earnings of $0.80 per share.

Doug Hansen, Redwood's President, said: "We are pleased to start 2003 with a strong quarter. Our credit results were excellent during the first quarter of 2003. As a result, our real estate loan portfolios generated an increased level of cash flow and profit."

"We started 2003 with excess capital," Mr. Hansen continued. "In the first quarter, we invested in $1.4 billion of new real estate loan assets, and thus made progress towards better capital utilization. Opportunities to acquire new assets continue to be attractive."

First Quarter Review

During the first quarter of 2003, Redwood earned $14.9 million on a reported GAAP basis ($0.88 per share) and $15.0 million on a core basis ($0.88 per share).

We acquired $1.3 billion high-quality residential jumbo whole loans, $37 million residential loan credit- enhancement securities, $2 million commercial real estate loans, and $43 million other residential and commercial real estate loan securities.

The combined residential portfolios, including both the loans we own and the loans we credit-enhance through the acquisition of residential credit-enhancement securities, grew from $65 billion to $68 billion during the first quarter of 2003.

Serious delinquencies in our combined residential portfolios increased from 0.23% to 0.24% of current loan balances. Redwood's delinquency ratios remain well below national averages for conventional and jumbo residential real estate loans. The credit loss rate on loans included in our combined residential portfolios remained under one basis point (0.01%) per year.

Our operating profitability margin - net interest income as a percentage of equity - improved from 20.9% in the fourth quarter of 2002 to 23.3% in the first quarter of 2003. Continued excellent credit results drove most of this margin increase; favorable prepayment trends and improved capital utilization also contributed to favorable results.

Tax expense accruals rose to $2 million for the first quarter of 2003. If our taxable REIT income continues to exceed our regular common dividend distributions, our current plan is to defer distribution of a portion of our 2003 taxable REIT income into 2004 (thus incurring excise taxes) and to retain on a permanent basis up to 10% of our taxable REIT income (thus incurring income taxes). We would expect that retained income may increase our earnings and dividend-paying potential over time. In addition to retaining and deferring any excess income that we may earn in 2003, we may distribute a portion of such income as special dividends in 2003 and / or 2004.

Mr. Hansen concluded: "We continue to grow and evolve: enhancing our operating capabilities, building closer relationships with customers, improving our productivity, and strengthening our balance sheet. We have been able to accumulate a large base of attractive real estate assets that we believe should generate healthy cash flows in most economic environments. As a result, we believe that we are in a strong position to achieve our primary operating objective - paying a steady regular dividend to our shareholders."

For more information about Redwood Trust, Inc., please visit www.redwoodtrust.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain matters discussed in this news release may constitute forward-looking statements within the meaning of the federal securities laws that inherently include certain risks and uncertainties. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, among other things, changes in interest rates on our mortgage assets and borrowings, changes in prepayment rates on our mortgage assets, general economic conditions, particularly as they affect the price of mortgage assets and the credit status of borrowers, and the level of liquidity in the capital markets, as it affects our ability to finance our mortgage asset portfolio, and other risk factors outlined in the Company's 2002 Annual Report on Form 10-K (available on the Company's Web site or by request to the Contacts listed above). Other factors not presently identified may also cause actual results to differ. No one should assume that results or trends projected in or contemplated by the forward-looking statements included above will prove to be accurate in the future. We will revise our outlook from time to time and frequently will not disclose such revisions publicly.

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         First          Fourth           Third           Second          First
                                                        Quarter         Quarter         Quarter         Quarter         Quarter
                                                         2003            2002             2002            2002            2002
                                                         ----            ----             ----            ----            ----
INCOME STATEMENT

Interest Income                                      $     61,125    $     54,155    $     42,093    $     36,252    $     30,716
Interest Expense                                          (36,933)        (33,323)        (24,291)        (18,489)        (15,602)
                                                     ------------    ------------    ------------    ------------     -----------
Net Interest Income                                        24,192          20,832          17,802          17,763          15,114

Operating Expenses                                         (6,472)         (6,009)         (4,290)         (4,536)         (3,546)
Taxes                                                      (2,077)           (959)              0               0               0
Preferred Dividends                                          (681)           (681)           (681)           (681)           (681)
Mark-to-Market Adjustments                                    (30)          1,383           1,475           1,256             332
                                                     ------------    ------------    ------------    ------------    ------------
GAAP Earnings                                        $     14,932    $     14,566    $     14,306    $     13,802    $     11,219

Less: Mark-to-Market Adjustments                               30          (1,383)         (1,475)         (1,256)           (332)
                                                     ------------    ------------    ------------    ------------    ------------
Core Earnings (1)                                    $     14,962    $     13,183    $     12,831    $     12,546    $     10,887

Average Diluted Shares                                 16,983,513      16,529,075      16,240,194      15,747,048      14,077,405
GAAP Earnings per Share (Diluted)                    $       0.88    $       0.88    $       0.88    $       0.88    $       0.80
Core Earnings per Share (1)                          $       0.88    $       0.80    $       0.79    $       0.80    $       0.77

Common Dividends per Share (Regular)                 $      0.650    $      0.630    $      0.630    $      0.630    $      0.620
Common Dividends per Share (Special)                 $      0.000    $      0.125    $      0.125    $      0.125    $      0.000
                                                     ------------    ------------    ------------    ------------    ------------
Total Common Dividends per Share                     $      0.650    $      0.755    $      0.755    $      0.755    $      0.620

Yield on Earning Assets                                      3.31%           3.59%           4.07%           4.71%           4.92%
Cost of Funds                                                2.10%           2.35%           2.57%           2.69%           2.82%
                                                     ------------    ------------    ------------    ------------    ------------
Interest Rate Spread                                         1.21%           1.24%           1.50%           2.02%           2.10%

Net Interest Margin                                          1.28%           1.35%           1.68%           2.25%           2.36%
Net Interest Income / Core Equity (2)                        23.3%           20.9%           18.5%           19.1%           18.1%

Return on Equity: GAAP Earnings/Reported Equity              12.9%           13.7%           14.1%           15.4%           14.2%
Core Return on Equity: Core Earnings / Core Equity           15.4%           14.2%           14.3%           14.5%           14.2%

(1) Core earnings is not a measure of earnings in accordance with generally accepted accounting principles (GAAP). It is calculated as GAAP earnings from ongoing operations less mark-to-market adjustments (which include realized and unrealized gains and losses on certain assets, hedges, and variable stock options). Management believes that core earnings provides relevant and useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments on only a portion of our assets and stock options and none of our liabilities are recognized through our income statement under GAAP and thus GAAP valuation adjustments may not be fully indicative of changes in market values on our balance sheet as a whole or a reliable guide to our current operating performance. Furthermore, gains or losses realized upon sales of assets vary based on portfolio management decisions; a sale of an asset for a gain or a loss may or may not affect our on-going earnings from operations. Because all companies and analysts do not calculate non-GAAP measures such as core earnings in the same fashion, core earnings as calculated by us may not be comparable to similarly titled measures reported by other companies.

(2) Core equity is calculated as GAAP equity less unrealized gains and losses on certain assets and hedges. Management believes measurements based on core equity provide relevant useful information regarding our results of operations in addition to GAAP measures of performance. This is, in part, because market valuation adjustments reflected in our GAAP equity represent unrealized gains and losses on a portion of our balance sheet only and may not be reflective of the equity we are have available to invest in our operations. Because all companies and analysts do not calculate non-GAAP measures in the same fashion, core equity and ratios using core equity as calculated by us may not be comparable to similarly titled measures reported by other companies.

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              31-Mar        31-Dec        30-Sep        30-Jun        31-Mar
                                                               2003          2002          2002          2002          2002
                                                               ----          ----          ----          ----          ----
BALANCE SHEET

Residential Real Estate Loans                              $ 7,321,039   $ 6,215,179   $ 4,761,893   $ 2,803,556   $ 1,794,260
Residential Loan Credit-Enhancement Securities                 373,162       352,479       324,130       284,759       249,832
Commercial Real Estate Loans                                    31,214        29,270        50,664        49,798        49,380
Securities Portfolio                                           366,307       335,697       491,756       512,489       609,432
Cash and Cash Equivalents                                       42,882        39,169        20,606        13,155         9,960
Working Capital and Other Assets                                37,459        35,978        25,253        26,025        26,974
                                                           -----------   -----------   -----------   -----------   -----------
Total Assets                                               $ 8,172,063   $ 7,007,772   $ 5,674,302   $ 3,689,782   $ 2,739,838

Short-Term Debt                                            $   475,717   $    99,714   $   834,081   $ 1,005,003   $ 1,122,513
Long-Term Debt                                               7,170,691     6,397,020     4,365,281     2,241,600     1,234,459
Working Capital and Other Liabilities                           40,253        38,005        29,212        25,249        18,422
Preferred Equity                                                26,517        26,517        26,517        26,517        26,517
Common Equity                                                  458,885       446,516       419,211       391,413       337,927
                                                           -----------   -----------   -----------   -----------   -----------
Total Liabilities and Equity                               $ 8,172,063   $ 7,007,772   $ 5,674,302   $ 3,689,782   $ 2,739,838

Total Reported Equity                                      $   485,402   $   473,033   $   445,728   $   417,930   $   364,444
Less: Mark-to-Market Adjustments                               (68,077)      (69,146)      (54,148)      (35,826)      (11,015)
                                                           -----------   -----------   -----------   -----------   -----------
Core Equity                                                $   417,325   $   403,887   $   391,580   $   382,104   $   353,429

Common Shares Outstanding at Period End                     16,604,910    16,277,285    15,886,421    15,624,012    14,624,647
Reported Equity (Book Value) per Common Share              $     27.64   $     27.43   $     26.39   $     25.05   $     23.11
Core Equity per Common Share                               $     23.54   $     23.18   $     22.98   $     22.76   $     22.35

Net Premium / (Discount) Balance                           $   (33,319)  $    (9,662)  $      (446)  $    (9,147)  $    (9,095)

Average Total Assets                                       $ 7,553,726   $ 6,158,898   $ 4,234,477   $ 3,158,751   $ 2,564,847
Average Earning Assets                                     $ 7,393,566   $ 6,042,042   $ 4,131,870   $ 3,080,165   $ 2,498,565
Average Interest Bearing Liabilities                       $ 7,036,183   $ 5,680,238   $ 3,781,717   $ 2,752,215   $ 2,211,927
Average Total Reported Equity (Common and Preferred)       $   489,086   $   450,464   $   432,310   $   385,887   $   341,766

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS)

                                             31-Mar        31-Dec          30-Sep        30-Jun        31-Mar
                                              2003          2002            2002          2002          2002
                                              ----          ----            ----          ----          ----
LEVERAGE RATIOS (1)

Total Report Assets                        $ 8,172,063   $ 7,007,772    $ 5,674,302   $ 3,689,782   $ 2,739,838
Less: Non-Recourse Assets                   (7,210,944)   (6,435,025)    (4,394,493)   (2,266,849)   (1,252,881)
                                           -----------   -----------    -----------   -----------   -----------
Recourse Assets                            $   961,119   $   572,747    $ 1,279,809   $ 1,422,933   $ 1,486,957

Total Reported Debt                        $ 7,646,408   $ 6,496,734    $ 5,199,362   $ 3,246,603   $ 2,356,972
Less: Non-Recourse Debt                     (7,170,691)   (6,397,020)    (4,365,281)   (2,241,600)   (1,234,459)
                                           -----------   -----------    -----------   -----------   -----------
Recourse Debt                              $   475,717   $    99,714    $   834,081   $ 1,005,003   $ 1,122,513

Reported Debt to Reported Equity                  15.8          13.7           11.7           7.8           6.5
Reported Equity / Total Reported Assets              6%            7%             8%           11%           13%

Recourse Debt to Reported Equity                   1.0           0.2            1.9           2.4           3.1
Reported Equity / Recourse Assets                   51%           83%            35%           29%           25%

(1) The majority of our debt is non-recourse debt. Holders of non-recourse debt can look only to the pledged assets - and not to Redwood - for repayment. Therefore, management believes that another useful measure of the leverage we employ is to compute leverage ratios comparing our equity base to our recourse debt (reported debt less non-recourse debt) and to our recourse assets (our assets for which we are "at-risk", i.e., excluding those assets pledged to non-recourse debt).

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          First        Fourth       Third        Second       First
                                                         Quarter      Quarter      Quarter      Quarter      Quarter
                                                          2003         2002         2002         2002         2002
                                                          ----         ----         ----         ----         ----
Residential Real Estate Loans
Start of Period Balances                              $ 6,215,179   $4,761,893   $2,803,556   $1,794,260   $1,474,862
Acquisitions                                            1,338,920    1,616,400    2,075,296    1,146,621      417,276
Sales Proceeds                                            (73,137)           0       (2,960)     (46,683)           0
Principal Paydowns                                       (152,768)    (155,915)    (109,896)     (89,582)     (95,924)
Net Amortization Expense                                   (6,156)      (5,754)      (3,502)      (1,060)      (1,672)
Net Charge Offs (Recoveries)                                   31            0          236            0            0
Credit Provisions                                          (1,756)      (1,660)        (894)        (472)        (282)
Mark-to-Market - Balance Sheet                                  0            0            0            0            0
Mark-to-Market - Income Statement                             726          215           57          472            0
                                                      -----------   ----------   ----------   ----------   ----------
End of Period Balances                                $ 7,321,039   $6,215,179   $4,761,893   $2,803,556   $1,794,260

Average Amortized Cost During Period                  $ 6,625,540   $5,318,910   $3,262,462   $2,201,384   $1,544,924
Yield                                                        2.55%        2.80%        3.00%        3.56%        3.66%

Principal Value of Loans                              $ 7,297,515   $6,190,674   $4,736,646   $2,795,628   $1,790,239
Credit Reserve                                             (9,996)      (8,271)      (6,611)      (5,953)      (5,481)
Net Premium (Discount) to be Amortized                     33,520       32,776       31,858       13,881        9,502
Market Valuation Adjustments                                    0            0            0            0            0
                                                      -----------   ----------   ----------   ----------   ----------
Residential Real Estate Loans                         $ 7,321,039   $6,215,179   $4,761,893   $2,803,556   $1,794,260

Credit Reserve, Start of Period                       $     8,271   $    6,611   $    5,953   $    5,481   $    5,199
Net Charge-Offs (NCO)                                         (31)           0         (236)           0            0
Credit Provisions                                           1,756        1,660          894          472          282
                                                      -----------   ----------   ----------   ----------   ----------
Credit Reserve, End of Period                         $     9,996   $    8,271   $    6,611   $    5,953   $    5,481

Delinquencies (90 days + FC + BK + REO)               $     1,159   $    4,127   $    1,387   $    3,257   $    4,926

Delinquencies as % of Residential Loans                      0.02%        0.07%        0.03%        0.12%        0.27%
NCO as % of Residential Loans (annualized)                   0.01%        0.00%        0.01%        0.00%        0.00%
Reserve as % of Residential Loans                            0.14%        0.13%        0.14%        0.21%        0.31%
Reserve as % of Delinquencies                                 862%         200%         477%         183%         111%

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              First        Fourth         Third        Second         First
                                                             Quarter      Quarter        Quarter      Quarter        Quarter
                                                              2003          2002           2002         2002           2002
                                                              ----          ----           ----         ----           ----
Residential Loan Credit-Enhancement Securities
Start of Period Balances                                  $   352,479   $   324,130   $   284,759   $   249,832   $   190,813
Acquisitions                                                   37,077        13,442        28,983        25,849        59,157
Sales Proceeds                                                      0             0             0          (898)       (5,037)
Principal Paydowns                                            (23,212)      (13,573)       (9,437)      (15,801)       (4,270)
Net Amortization Income                                         5,545         3,275         2,722         1,767           366
Mark-to-Market - Balance Sheet                                    998        25,205        17,351        21,795         8,758
Mark-to-Market - Income Statement                                 275             0          (248)        2,215            45
                                                          -----------   -----------   -----------   -----------   -----------
End of Period Balances                                    $   373,162   $   352,479   $   324,130   $   284,759   $   249,832

Average Amortized Cost During Period                      $   278,339   $   271,016   $   257,844   $   238,282   $   201,540
Yield                                                           19.68%        16.65%        16.20%        15.12%        13.29%

Principal Value of Redwood's Securities                   $   614,111   $   559,186   $   542,669   $   492,642   $   460,035
Redwood's Credit Reserve                                     (234,060)     (224,891)     (220,735)     (206,343)     (194,556)
Net Premium (Discount) to be Amortized                        (84,648)      (58,578)      (49,360)      (35,745)      (28,058)
                                                          -----------   -----------   -----------   -----------   -----------
Net Investment in Credit-Enhancement Securities           $   295,403   $   275,717   $   272,574   $   250,554   $   237,421
Market Valuation Adjustments                                   77,759        76,762        51,556        34,205        12,411
                                                          -----------   -----------   -----------   -----------   -----------
Residential Loan Credit-Enhancement Securities            $   373,162   $   352,479   $   324,130   $   284,759   $   249,832

Securities Senior to Redwood's Interests                  $60,072,291   $58,036,745   $67,876,543   $65,503,415   $64,286,646
Principal Value of Redwood's Credit-Enhancement
Securities                                                    614,111       559,186       542,669       492,642       460,035
Securities Junior to Redwood's Interests                       61,814        63,179        64,147        65,102        79,924
                                                          -----------   -----------   -----------   -----------   -----------
Underlying Mortgage Loan Balances                         $60,748,216   $58,659,110   $68,483,359   $66,061,159   $64,826,605

Redwood's Credit Reserve                                  $   234,060   $   224,891   $   220,735   $   206,343   $   194,556
Securities Junior to Redwood's Interests                       61,814        63,179        64,147        65,102        79,924
                                                          -----------   -----------   -----------   -----------   -----------
Redwood's Total Credit Protection                         $   295,874   $   288,070   $   284,882   $   271,445   $   274,480

Delinquencies (90 days + FC + BK + REO)                   $   161,498   $   146,226   $   151,507   $   149,960   $   129,849

Redwood's Net Charge-Offs                                 $      (684)  $      (214)  $       (47)  $        74   $       166
Losses to Securities Junior to Redwood's Interests               (456)         (163)         (103)         (189)         (618)
                                                          -----------   -----------   -----------   -----------   -----------
Total Underlying Loan Credit Losses                       $    (1,140)  $      (377)  $      (150)  $      (115)  $      (452)

Delinquencies as % of Underlying Loans                           0.27%         0.25%         0.22%         0.23%         0.20%
Total Pool Credit Losses/Underlying Loans (Annualized)           0.01%         0.01%         0.01%         0.01%         0.01%
Total Credit Protection as % of Underlying Loans                 0.49%         0.49%         0.42%         0.41%         0.42%
Total Credit Protection as % of Delinquencies                     183%          197%          188%          181%          211%

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              First         Fourth        Third        Second        First
                                                             Quarter       Quarter       Quarter      Quarter       Quarter
                                                              2003          2002          2002         2002          2002
                                                              ----          ----          ----         ----          ----
COMBINED RESIDENTIAL LOAN PORTFOLIOS
Residential Real Estate Loans Owned                       $ 7,321,039   $ 6,215,179   $ 4,761,893   $ 2,803,556   $ 1,794,260
Residential Loans Credit-Enhanced                          60,748,216    58,659,110    68,483,359    66,061,159    64,826,605
                                                          -----------   -----------   -----------   -----------   -----------
Total Residential Loans                                   $68,069,255   $64,874,289   $73,245,252   $68,864,715   $66,620,865

Credit Reserve on Residential Real Estate Loans Owned     $     9,996   $     8,271   $     6,611   $     5,953   $     5,481
Internal Credit Reserve on Loans Credit-Enhanced              234,060       224,891       220,735       206,343       194,556
                                                          -----------   -----------   -----------   -----------   -----------
Redwood's Total Residential Credit Reserve                $   244,056   $   233,162   $   227,346   $   212,296   $   200,037
External Credit Enhancement on Loans Credit-Enhanced           61,814        63,179        64,147        65,102        79,924
                                                          -----------   -----------   -----------   -----------   -----------
Redwood's Total Credit Protection                         $   305,870   $   296,341   $   291,493   $   277,398   $   279,961
Total Credit Protection as % of Total Residential Loans          0.45%         0.46%         0.40%         0.40%         0.42%

Residential Real Estate Loans Owned Delinquencies         $     1,159   $     4,127   $     1,387   $     3,257   $     4,926
Residential Loans Credit-Enhanced Delinquencies               161,498       146,226       151,507       149,960       129,849
                                                          -----------   -----------   -----------   -----------   -----------
Total Residential Loan Delinquencies                      $   162,657   $   150,353   $   152,894   $   153,217   $   134,775

Delinquencies as % of Total Residential Loans                    0.24%         0.23%         0.21%         0.22%         0.20%
Total Credit Protection as % of Delinquencies                     188%          197%          191%          181%          208%

Net Charge-Offs on Residential Real Estate Loans Owned    $       (31)  $         0   $      (236)  $         0   $         0
Net Charge-Offs on Residential Loan Credit-Enhanced              (684)         (214)          (47)           74           166
                                                          -----------   -----------   -----------   -----------   -----------
Redwood's Shares of Net Credit (Losses) Recoveries        $      (715)  $      (214)  $      (283)  $        74   $       166
Credit Losses to External Credit Enhancement                     (456)         (163)         (103)         (189)         (618)
                                                          -----------   -----------   -----------   -----------   -----------
Total Credit Losses                                       $    (1,171)  $      (377)  $      (386)  $      (115)  $      (452)
Total Credit Losses as % of Total Residential Loans              0.01%         0.01%         0.01%         0.01%         0.01%

REDWOOD TRUST, INC.
(ALL DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         First         Fourth       Third         Second        First
                                                        Quarter       Quarter      Quarter       Quarter       Quarter
                                                         2003          2002         2002          2002          2002
                                                         ----          ----         ----          ----          ----
Commercial Real Estate Loans
Start of Period Balances                              $  29,270     $  50,664     $  49,798     $  49,380     $  51,084
Acquisitions                                              2,011             0           919           470           140
Sales Proceeds                                                0             0             0             0             0
Principal Paydowns                                          (68)      (21,068)          (54)          (53)       (1,873)
Net Amortization Income                                       0            24             0             0            28
Mark-to-Market - Balance Sheet                                0             0             0             0             0
Mark-to-Market - Income Statement                             1          (350)            1             1             1
                                                      ---------     ---------     ---------     ---------     ---------
End of Period Balances                                $  31,214     $  29,270     $  50,664     $  49,798     $  49,380

Average Amortized Cost During Period                  $  30,889     $  47,935     $  50,102     $  49,369     $  50,170
Yield                                                     10.57%        10.15%         9.99%        10.22%        10.12%

Principal Value of Loans                              $  32,223     $  30,250     $  51,318     $  50,436     $  50,057
Net Premium (Discount) to be Amortized                   (1,009)         (980)         (654)         (638)         (677)
Market Valuation Adjustments                                  0             0             0             0             0
                                                      ---------     ---------     ---------     ---------     ---------
Commercial Mortgage Loans                             $  31,214     $  29,270     $  50,664     $  49,798     $  49,380

Commercial Mortgage Delinquencies                     $     650     $     650     $       0     $       0     $       0
Commercial Mortgage Net Charge-Offs                   $       0     $       0     $       0     $       0     $       0
Commercial Mortgage Credit Provisions                 $       0     $       0     $       0     $       0     $       0
Commercial Mortgage Credit Reserves                   $       0     $       0     $       0     $       0     $       0

                                                         First        Fourth        Third         Second        First
                                                        Quarter      Quarter       Quarter       Quarter       Quarter
                                                         2003         2002          2002          2002          2002
                                                         ----         ----          ----          ----          ----
Securities Portfolio
Start of Period Balances                              $ 335,697     $ 491,756     $ 512,489     $ 609,432     $ 683,482
Acquisitions                                             42,955       196,279         6,811        23,026        76,701
Sales Proceeds                                                0      (315,308)            0       (56,802)      (89,395)
Principal Paydowns                                      (11,329)      (31,009)      (31,830)      (65,618)      (60,040)
Net Amortization Income (Expense)                             3           (24)       (1,051)       (1,249)       (1,701)
Mark-to-Market - Balance Sheet                             (944)       (7,128)          970         3,017          (444)
Mark-to-Market - Income Statement                           (75)        1,131         4,367           683           829
                                                      ---------     ---------     ---------     ---------     ---------
End of Period Balances                                $ 366,307     $ 335,697     $ 491,756     $ 512,489     $ 609,432

Average Amortized Cost During Period                  $ 360,084     $ 320,154     $ 493,997     $ 529,843     $ 676,692
Yield                                                      4.66%         4.93%         4.63%         4.70%         5.03%

Principal Value of Securities                         $ 370,187     $ 335,402     $ 477,950     $ 502,684     $ 601,926
Net Premium (Discount) to be Amortized                    1,597         4,828        11,214         8,183         8,901
Market Valuation Adjustments                             (5,477)       (4,533)        2,592         1,622        (1,395)
                                                      ---------     ---------     ---------     ---------     ---------
Securities Portfolio                                  $ 366,307     $ 335,697     $ 491,756     $ 512,489     $ 609,432

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